UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Fund Investors Services 1-800-822-5544

Or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: January 31

Date of reporting period: January 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JANUARY 31, 2009

Legg Mason Partners

Social Awareness Fund

Managed by	LEGG MASON INVESTMENT COUNSEL

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended January 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its preliminary estimate for fourth quarter GDP decline was 6.2%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it has felt like we have been in the midst of a recession for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least thirty-eight years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last thirteen months ended January 2009. Over that period, 3.6 million jobs were lost, with half of the total occurring during the last three months. In addition, in January 2009, the unemployment rate hit 7.6%, a sixteen-year high.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take

Legg Mason Partners Social Awareness Fund	I

Letter from the chairman continued

aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 3.00%, as the Fed had cut rates a total of 1.25%, from 4.25% to 3.00% in January 2008. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — an historic low — and maintained this stance during its next meeting in January 2009. In conjunction with the January meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. The focus of the Committee’s policy is to support the functioning of financial markets and stimulate the economy through open market operations and other measures that are likely to keep the size of the Federal Reserve’s balance sheet at a high level.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has made reviving the economy a priority in his administration, as his economic stimulus package is expected to surpass $800 billion.

The U.S. stock market was extremely volatile and generated very poor results during the twelve months ended January 31, 2009. Stock prices declined during each of the first two months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008.

The market’s gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, the escalating credit crisis, mounting turmoil in the financial markets and the rapidly weakening economy caused stock prices

II	Legg Mason Partners Social Awareness Fund

to move lower during six of the last eight months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. The Index ended the period by falling 8.43% in January 2009, its worst month of January ever. All told, the Index returned -38.63% during the twelve months ended January 31, 2009.

Turning to the fixed-income markets, both short- and long-term Treasury yields experienced periods of extreme volatility during the twelve-month reporting period ended January 31, 2009. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended January 31, 2009, two-year Treasury yields fell from 2.17% to 0.94%. Over the same time frame, ten-year Treasury yields moved from 3.67% to 2.87%. Looking at the twelve-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexv, returned 2.59%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

Legg Mason Partners Social Awareness Fund	III

Letter from the chairman continued

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 27, 2009

IV	Legg Mason Partners Social Awareness Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Social Awareness Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high total return consisting of capital appreciation and current income. The Fund invests primarily in common stocks and other equity securities of U.S. companies that we believe are undervalued and have above-average potential for growth. Our rigorous stock selection process is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. We seek to invest in companies that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash-flow and reasonable valuation.

The Fund targets a 30% investment (normally between 25% and 35%) in fixed-income securities, primarily investment grade and which may be of any maturity. Our fixed-income strategy utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies. The Fund may invest a portion of its assets in equity and debt securities of foreign issuers.

As a component of the selection process, we utilize our proprietary social research to determine whether considered companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices;

•	Contribute to the general well-being of the citizens of its host communities and countries and have respect for human rights;

•	Utilize strategies to minimize the negative impact of business activities on the environment;

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry;

•	Do not derive more than 5% of their revenue from the production or sale of tobacco products.

Q. What were the overall market conditions during the Fund’s reporting period?

A. There is little doubt that the twelve-month period ended January 31, 2009 will be remembered by most investors as one of the worst years ever.

The credit crisis took a nasty turn early in the year, claiming its highest-profile casualty to date in investment bank Bear Stearns. A significant failure often marks the end of a period of severe financial stress (such as

Legg Mason Partners Social Awareness Fund 2009 Annual Report	1

Fund overview continued

Long-Term Capital’s failure in 1998 or the Savings & Loan insolvencies in the late 1980s). However, the failure of Bear Stearns was only the beginning, with the unwinding of the housing bubble and the subsequent credit crunch still to come.

The second quarter of 2008 was a tale of two markets for both equities and fixed-income. After the rescue of Bear Stearns in mid-March, risky assets experienced a two-month rebound as investors bought stocks and corporate bonds and sold safer assets like U.S. Treasury securities. However, while investors may have hoped that the extraordinary measures implemented by the Federal Reserve Board (“Fed”)ii in the first quarter had been enough to ease the credit crunch and thus right the domestic economic ship, the effects of the housing bubble were too prominent to be so easily solved. Economic growth remained anemic. To this fragile environment was added a 38% surge in the price of oil, to over $140 per barrel. Prospects of heightening inflationary pressures jumped to the forefront of investor concerns and added to the reasons to sell stocks and riskier bonds. By the end of June, the markets had given back almost all of the gains made since March.

During the last half of 2008 and January 2009, the capital markets experienced sharp sell-offs as fears of weakness in the Financials sector drove down the prices of risk assets. Stock markets began to deteriorate in July when earnings reports highlighted continuing problems in securitized mortgage bonds. A relief rally followed until early September. On September 7th, the federal government, attempting to assure investors, announced it would take control of the nation’s two government-sponsored mortgage companies, Fannie Mae and Freddie Mac.

One week later, the market began its historic drop as investors awoke on a Monday morning to the stunning news that Lehman Brothers, the fourth largest investment bank, had declared bankruptcy, that American International Group (AIG) was in dire straits, and that Merrill Lynch had agreed to be taken over by Bank of America in a hastily-arranged merger agreement. The ramifications were immediate. With confidence in the financial system shattered, credit markets froze and investors fled all asset classes to the relative safety of short-term U.S. Treasury securities. By the end of September, the continued weakness in the real estate markets had finally broken the back of the mortgage and credit markets, triggering a breathtaking unwinding of a decade of debt accumulation in all corners of the globe. Wall Street’s problem was now Main Street’s as well. Without liquidity flowing among banks, businesses of all sizes could not access the credit needed to finance daily operations. Consumers were no better off, suggesting decreased economic activity, fewer jobs and more suffering ahead.

Into this breach, former Treasury Secretary Henry Paulson, supported by Fed Chairman Ben Bernanke, delivered the Troubled Asset Relief Program

2	Legg Mason Partners Social Awareness Fund 2009 Annual Report

(“TARP”) as a means to relieve the credit tightening stresses ailing the U.S. economy. The challenge of unwinding decades of leveraging is without precedent since the 1930s, and governments around the world are coordinating efforts to restore confidence to the system and unclog the credit markets. With TARP and other anticipated efforts, the U.S. government likely will pump an unprecedented $3.5 trillion into the economy, possibly more.

Following several high-profile corporate consolidations, nationalizations and failures, investors’ confidence was rocked by the news of an alleged $50 billion Ponzi scheme perpetuated by a single individual over several years. As important as valuation is to equity returns, investor confidence is even more so. It is said that valuation is a condition of equity returns, not a catalyst. In the absence of investor confidence, the avoidance of loss becomes far more important than the prospect of positive returns.

As stewards of our clients’ assets, we recognized last year the need to preserve capital. Going forward, 2009 is a year to rebuild, to judiciously deploy cash and other less-productive assets into those with the potential to provide superior investment returns.

Q. How did we respond to these changing market conditions?

A. The equity portion of the Fund was actively managed during the reporting period. Actions taken included:

•	Increased exposure to stocks in the Health Care and Consumer Staples sectors. As the economy continued to weaken we recognized that these sectors would outperform.

•	Reduced exposure to companies in the Financials sector, including a significant reduction in exposure to banks.

•	Reduced investments in alternative energy companies and companies involved in agri-businesses as energy prices declined during the period.

These and other actions helped the equity portion of the Fund outperform the S&P 500 Indexiii during the reporting period.

The fixed-income portion of the Fund was also actively managed during the reporting period. Actions taken that contributed significantly to the Fund’s results included:

•	A continued focus on quality. Specifically, we increased our investment in U.S. Treasury securities that produced outsized returns, especially longer-term Treasuries.

•	Reduced exposure to corporate fixed-income securities.

•	Avoidance of the poorest performing fixed-income securities, including commercial mortgage-backed securities (“CMBS”) and securitized home equity loans.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	3

Fund overview continued

Performance review

For the twelve months ended January 31, 2009, Class A shares of Legg Mason Partners Social Awareness Fund, excluding sales charges, returned -26.64%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Indexiv, returned -38.63% and 2.59%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)v returned -27.92% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned -30.36% over the same time frame.

PERFORMANCE SNAPSHOT as of January 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Social Awareness Fund — Class A Shares	-26.18%	-26.64%
S&P 500 Index	-33.95%	-38.63%
Barclays Capital U.S. Aggregate Index	3.23%	2.59%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	-24.07%	-27.92%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	-26.76%	-30.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned -26.57%, Class C shares returned -26.43% and Class I shares returned -26.09% over the six months ended January 31, 2009. Excluding sales charges, Class B shares returned -27.39% and Class C shares returned -27.06% over the twelve months ended January 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance information for the twelve-month period is not provided for Class I shares as this share class commenced operations on July 24, 2008.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated May 30, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.20%, 2.23%, 1.81% and 0.84%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 694 funds for the six-month period and among the 682 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Q. What were the leading contributors to performance?

A. In terms of the Fund’s equity portfolio, both stock selection and sector allocation decisions added value. Specifically, the stocks we selected in the Financials, Industrials, Consumer Discretionary and Materials sectors were among the most significant contributors to relative performance. From a sector allocation perspective, the Fund’s overall positioning enhanced results. This was largely due to overweighting the Health Care sector and underweighting the Financials sector.

In the fixed-income portion of the Fund, the decision to overweight U.S. agency mortgage-backed bonds added positively to performance. Agency mortgage-backed securities generated excess returns as the U.S. government’s support of both Fannie Mae and Freddie Mac helped both agency as well as non-agency mortgage-backed securities.

Q. What were the leading detractors from performance?

A. In terms of the Fund’s equity portfolio, stocks we selected in the Consumer Staples and Health Care sectors detracted from performance. From a sector allocation perspective, the Fund’s results were negatively impacted by overweighting the Materials sector.

In the fixed-income portion of the Fund, we sold U.S. Treasury securities earlier than we preferred in order to maintain the Fund’s targeted allocation in fixed-income. Also, although we were underweighted in the Financials sector, the Fund’s exposure to Financials detracted from performance.

Thank you for your investment in Legg Mason Partners Social Awareness Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment and social goals.

Sincerely,

Ronald T. Bates	David K. Kafes
Portfolio Manager	Portfolio Manager
Legg Mason Investment Counsel, LLC	Legg Mason Investment Counsel, LLC

February 17, 2009

Legg Mason Partners Social Awareness Fund 2009 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at anytime and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2009 were: Financials (15.1%), HealthCare (14.5%), Mortgage-Backed Securities (13.1%), Consumer Staples (11.4%) and Information Technology (10.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

6	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — January 31, 2009

Legg Mason Partners Social Awareness Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2008 and held for the six months ended January 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(26.18)%	$1,000.00	$738.20	1.34%	$5.85
Class B	(26.57)	1,000.00	734.30	2.35	10.24
Class C	(26.43)	1,000.00	735.70	1.96	8.55
Class I	(26.09)	1,000.00	739.10	1.06	4.63

[1]	For the six months ended January 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.40	1.34%	$6.80
Class B	5.00	1,000.00	1,013.32	2.35	11.89
Class C	5.00	1,000.00	1,015.28	1.96	9.93
Class I	5.00	1,000.00	1,019.81	1.06	5.38

[1]	For the six months ended January 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 1/31/09	-26.64%	-27.39%	-27.06%	N/A
Five Years Ended 1/31/09	-2.71	-3.63	-3.35	N/A
Ten Years Ended 1/31/09	-1.00	-1.86	-1.69	N/A
Inception* through 1/31/09	5.59	5.94	4.32	-24.80	%†

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 1/31/09	-30.84%	-31.00%	-27.78%	N/A
Five Years Ended 1/31/09	-3.86	-3.75	-3.35	N/A
Ten Years Ended 1/31/09	-1.58	-1.86	-1.69	N/A
Inception* through 1/31/09	5.21	5.94	4.32	-24.80	%†

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (1/31/99 through 1/31/09)		-9.57%
Class B (1/31/99 through 1/31/09)		-17.11
Class C (1/31/99 through 1/31/09)		-15.69
Class I (Inception date of 7/24/08 through 1/31/09)		-24.80

†	Not Annualized.

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, February 2, 1987, May 5, 1993 and July 24, 2008.

10	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON PARTNERS SOCIAL
AWARENESS FUND VS. S&P 500 INDEX, BARCLAYS CAPITAL U.S. AGGREGATE INDEX AND BLENDED
S&P 500 INDEX (70%) AND BARCLAYS CAPITAL U.S. AGGREGATE INDEX (30%)† —
January 1999 - January 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on January 31, 1999, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2009. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	11

Schedule of investments

January 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 68.0%
CONSUMER DISCRETIONARY — 4.6%
	Hotels, Restaurants & Leisure — 1.6%
78,350	Yum! Brands Inc.	$2,242,377
	Multiline Retail — 0.8%
37,850	Target Corp.	1,180,920
	Specialty Retail — 1.0%
81,630	Lowe’s Cos. Inc.	1,491,380
	Textiles, Apparel & Luxury Goods — 1.2%
31,130	V.F. Corp.	1,743,903
	TOTAL CONSUMER DISCRETIONARY	6,658,580
CONSUMER STAPLES — 10.6%
	Beverages — 2.5%
72,250	PepsiCo Inc.	3,629,117
	Food & Staples Retailing — 2.6%
140,600	CVS Corp.	3,779,328
	Food Products — 2.8%
238,450	Darling International Inc.*	1,094,486
49,530	General Mills Inc.	2,929,699
	Total Food Products	4,024,185
	Household Products — 2.7%
69,600	Procter & Gamble Co.	3,793,200
	TOTAL CONSUMER STAPLES	15,225,830
ENERGY — 8.1%
	Energy Equipment & Services — 3.1%
79,650	FMC Technologies Inc.*	2,356,844
78,389	National-Oilwell Varco Inc.*	2,072,605
	Total Energy Equipment & Services	4,429,449
	Oil, Gas & Consumable Fuels — 5.0%
50,400	Apache Corp.	3,780,000
82,231	BP PLC, ADR	3,492,350
	Total Oil, Gas & Consumable Fuels	7,272,350
	TOTAL ENERGY	11,701,799
FINANCIALS — 7.8%
	Capital Markets — 1.4%
82,500	Invesco Ltd.	972,675
35,860	T. Rowe Price Group Inc.	989,019
	Total Capital Markets	1,961,694
	Commercial Banks — 4.3%
78,400	Comerica Inc.	1,306,144
161,150	U.S. Bancorp	2,391,466

See Notes to Financial Statements.

12	Legg Mason Partners Social Awareness Fund 2009 Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

	Commercial Banks — 4.3% continued
132,710	Wells Fargo & Co.	$2,508,219
	Total Commercial Banks	6,205,829
	Insurance — 2.1%
50,200	Arch Capital Group Ltd.*	3,019,530
	TOTAL FINANCIALS	11,187,053
HEALTH CARE — 12.7%
	Biotechnology — 6.4%
83,337	BioMarin Pharmaceutical Inc.*	1,605,071
44,640	Celgene Corp.*	2,363,688
30,050	Genentech Inc.*	2,441,262
54,500	Gilead Sciences Inc.*	2,766,965
	Total Biotechnology	9,176,986
	Health Care Equipment & Supplies — 4.0%
58,850	Covidien Ltd.	2,256,309
46,760	Inverness Medical Innovations Inc.*	1,144,217
55,470	Stryker Corp.	2,343,053
	Total Health Care Equipment & Supplies	5,743,579
	Health Care Providers & Services — 2.3%
16,920	Aetna Inc.	524,520
39,850	Express Scripts Inc.*	2,142,336
18,920	Mednax Inc.*	635,144
	Total Health Care Providers & Services	3,302,000
	TOTAL HEALTH CARE	18,222,565
INDUSTRIALS — 6.2%
	Commercial Services & Supplies — 3.4%
107,670	Covanta Holding Corp.*	1,861,614
116,344	Republic Services Inc.	3,008,656
	Total Commercial Services & Supplies	4,870,270
	Electrical Equipment — 1.4%
61,328	Emerson Electric Co.	2,005,426
	Machinery — 1.4%
59,099	Deere & Co.	2,053,099
	TOTAL INDUSTRIALS	8,928,795
INFORMATION TECHNOLOGY — 10.2%
	Communications Equipment — 2.1%
130,080	Cisco Systems Inc.*	1,947,297
77,030	Juniper Networks Inc.*	1,090,745
	Total Communications Equipment	3,038,042

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	13

Schedule of investments continued

January 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

	Computers & Peripherals — 1.6%
12,050	Apple Inc.*	$1,086,067
79,580	NetApp Inc.*	1,180,171
	Total Computers & Peripherals	2,266,238
	Internet Software & Services — 1.0%
4,320	Google Inc., Class A Shares*	1,462,450
	IT Services — 2.4%
59,600	Accenture Ltd., Class A Shares	1,880,976
59,330	Lender Processing Services Inc.	1,537,834
	Total IT Services	3,418,810
	Semiconductors & Semiconductor Equipment — 1.7%
92,290	Broadcom Corp., Class A Shares*	1,462,796
50,100	Varian Semiconductor Equipment Associates Inc.*	953,904
	Total Semiconductors & Semiconductor Equipment	2,416,700
	Software — 1.4%
55,800	Amdocs Ltd.*	944,136
67,930	Microsoft Corp.	1,161,603
	Total Software	2,105,739
	TOTAL INFORMATION TECHNOLOGY	14,707,979
MATERIALS — 3.4%
	Chemicals — 2.4%
38,349	Air Products & Chemicals Inc.	1,928,955
19,900	Potash Corporation of Saskatchewan Inc.	1,489,714
	Total Chemicals	3,418,669
	Construction Materials — 0.4%
6,600	Martin Marietta Materials Inc.	531,432
	Metals & Mining — 0.6%
38,960	Cliffs Natural Resources Inc.	902,703
	TOTAL MATERIALS	4,852,804
TELECOMMUNICATION SERVICES — 1.8%
	Wireless Telecommunication Services — 1.8%
43,960	America Movil SAB de CV, Series L Shares, ADR	1,253,300
46,825	American Tower Corp., Class A Shares*	1,420,670
	TOTAL TELECOMMUNICATION SERVICES	2,673,970
UTILITIES — 2.6%
	Electric Utilities — 2.6%
32,500	Exelon Corp.	1,762,150
83,200	Northeast Utilities	1,980,160
	TOTAL UTILITIES	3,742,310
	TOTAL COMMON STOCKS (Cost — $118,476,868)	97,901,685

See Notes to Financial Statements.

14	Legg Mason Partners Social Awareness Fund 2009 Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

ASSET-BACKED SECURITIES — 0.2%
FINANCIALS — 0.2%
	Automobiles — 0.2%
$109,019	BMW Vehicle Owner Trust, 5.130% due 9/27/10	$108,948
	Harley-Davidson Motorcycle Trust:
131,566	3.200% due 5/15/12	125,305
81,802	3.760% due 12/17/12	78,062
	TOTAL ASSET-BACKED SECURITIES (Cost — $315,067)	312,315
COLLATERALIZED MORTGAGE OBLIGATION — 1.7%
2,331,649	Federal Home Loan Mortgage Corp. (FHLMC), 5.500% due 12/15/18(a) (Cost — $2,318,316)	2,401,971
CORPORATE BONDS & NOTES — 13.3%
CONSUMER DISCRETIONARY — 1.6%
	Media — 1.1%
600,000	Comcast Corp., Bonds, 5.650% due 6/15/35	520,936
1,000,000	Walt Disney Co., Medium-Term Notes, Global Notes, 5.700% due 7/15/11	1,058,075
	Total Media	1,579,011
	Specialty Retail — 0.5%
700,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	703,649
	TOTAL CONSUMER DISCRETIONARY	2,282,660
CONSUMER STAPLES — 0.8%
	Beverages — 0.5%
655,000	PepsiCo Inc., Senior Notes, 5.000% due 6/1/18	684,160
	Household Products — 0.3%
430,000	Procter & Gamble Co., Senior Notes, 4.600% due 1/15/14	455,673
	TOTAL CONSUMER STAPLES	1,139,833
ENERGY — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
750,000	Apache Corp., Senior Notes, 5.250% due 4/15/13	767,357
FINANCIALS — 7.1%
	Capital Markets — 1.2%
715,000	Goldman Sachs Group Inc., Senior Notes, 5.700% due 9/1/12	694,414
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 4.500% due 7/26/10(b)	145,000
1,000,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	939,590
	Total Capital Markets	1,779,004
	Commercial Banks — 0.5%
700,000	Wells Fargo Bank NA, Subordinated Notes, 6.450% due 2/1/11	719,178

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	15

Schedule of investments continued

January 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 1.8%
$1,000,000	American Express Credit Corp., Senior Notes, 5.000% due 12/2/10	$976,609
2,175,000	SLM Corp., Medium-Term Notes, 5.000% due 10/1/13	1,656,861
	Total Consumer Finance	2,633,470
	Diversified Financial Services — 3.4%
1,000,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	898,931
1,000,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.000% due 3/22/11	974,898
750,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	772,220
650,000	IBM International Group Capital LLC, Senior Notes, 5.050% due 10/22/12	689,605
700,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	727,038
540,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes, 8.000% due 3/1/32	539,776
190,000	Private Export Funding Corp., 4.974% due 8/15/13	207,188
	Total Diversified Financial Services	4,809,656
	Insurance — 0.2%
675,000	Genworth Financial Inc., Senior Notes, 6.500% due 6/15/34	248,445
	TOTAL FINANCIALS	10,189,753
HEALTH CARE — 1.8%
	Pharmaceuticals — 1.8%
650,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	695,924
850,000	AstraZeneca PLC, Senior Notes, 5.400% due 9/15/12	904,136
850,000	Johnson & Johnson, Notes, 5.150% due 8/15/12	920,775
	TOTAL HEALTH CARE	2,520,835
INDUSTRIALS — 0.5%
	Road & Rail — 0.5%
650,000	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	683,484
MATERIALS — 0.3%
	Chemicals — 0.3%
600,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 5.875% due 12/1/36	483,568
TELECOMMUNICATION SERVICES — 0.7%
	Diversified Telecommunication Services — 0.7%
1,000,000	Verizon Communications Inc., Senior Notes, 5.350% due 2/15/11	1,028,444
	TOTAL CORPORATE BONDS & NOTES (Cost — $20,938,626)	19,095,934
MORTGAGE-BACKED SECURITIES — 13.1%
	FHLMC — 7.5%
	Federal Home Loan Mortgage Corp. (FHLMC):
588,379	6.000% due 9/1/37(a)	607,756

See Notes to Financial Statements.

16	Legg Mason Partners Social Awareness Fund 2009 Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

	FHLMC — 7.5% continued
	Gold:
$4,249,474	5.000% due 3/1/19-7/1/35(a)	$4,347,295
1,291,265	4.500% due 6/1/21(a)	1,311,316
2,378,533	6.000% due 2/1/22-2/1/36(a)	2,460,422
991,482	6.500% due 1/1/37(a)	1,034,911
1,039,377	5.500% due 2/1/37(a)	1,064,512
	Total FHLMC	10,826,212
	FNMA — 4.3%
	Federal National Mortgage Association (FNMA):
223	6.500% due 3/1/29(a)	234
582,904	4.500% due 2/1/35(a)	588,192
3,439,754	5.500% due 6/1/36-11/1/36(a)	3,524,601
1,927,920	6.000% due 5/1/37-9/1/37(a)	1,989,333
	Total FNMA	6,102,360
	GNMA — 1.3%
1,570,768	Government National Mortgage Association (GNMA) I, 5.000% due 12/15/35	1,605,738
252,976	Government National Mortgage Association (GNMA) II, 7.000% due 11/20/36	267,149
	Total GNMA	1,872,887
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $18,053,015)	18,801,459
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.6%
	U.S. Government Agencies — 1.0%
	Federal National Mortgage Association (FNMA):
303,000	Bonds, 6.625% due 11/15/30(a)	389,653
987,000	Notes, 5.375% due 6/12/17(a)	1,098,262
	Total U.S. Government Agencies	1,487,915
	U.S. Government Obligations — 0.6%
800,000	U.S. Treasury Notes, 3.750% due 11/15/18	861,754
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $2,256,925)	2,349,669
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $162,358,817)	140,863,033

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	17

Schedule of investments continued

January 31, 2009

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 1.8%
	Repurchase Agreement — 1.8%
$2,571,608	JPMorgan Chase tri-party repurchase agreement dated 1/30/09, 0.200% due 2/2/09; Proceeds at maturity — $2,571,651; (Fully collateralized by U.S. government agency obligation, 6.625% due 9/15/09; Market value — $2,681,814) (Cost — $2,571,608)	$2,571,608
	TOTAL INVESTMENTS — 99.7% (Cost — $164,930,425#)	143,434,641
	Other Assets in Excess of Liabilities — 0.3%	468,347
	TOTAL NET ASSETS — 100.0%	$143,902,988

*	Non-income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(b)	Security is currently in default.

#	Aggregate cost for federal income tax purposes is $165,291,567.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

18	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Statement of assets and liabilities

January 31, 2009

ASSETS:
Investments, at value (Cost — $164,930,425)	$143,434,641
Receivable for securities sold	737,311
Dividends and interest receivable	553,135
Receivable for Fund shares sold	96,325
Prepaid expenses	26,292
Total Assets	144,847,704
LIABILITIES:
Payable for Fund shares repurchased	541,116
Investment management fee payable	82,506
Distribution fees payable	51,576
Trustees’ fees payable	44,042
Accrued expenses	225,476
Total Liabilities	944,716
TOTAL NET ASSETS	$143,902,988
NET ASSETS:
Par value (Note 6)	$121
Paid-in capital in excess of par value	175,107,541
Undistributed net investment income	136,250
Accumulated net realized loss on investments	(9,845,140)
Net unrealized depreciation on investments	(21,495,784)
TOTAL NET ASSETS	$143,902,988
Shares Outstanding:
Class A	9,584,517
Class B	1,753,533
Class C	739,500
Class I	1,254
Net Asset Value:
Class A (and redemption price)	$11.90
Class B1	$11.95
Class C1	$12.02
Class I (and redemption price)	$11.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.63

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	19

Statement of operations

For the Year Ended January 31, 2009

INVESTMENT INCOME:
Interest	$3,063,435
Dividends	2,024,331
Less: Foreign taxes withheld	(1,215)
Total Investment Income	5,086,551
EXPENSES:
Investment management fee (Note 2)	1,275,705
Distribution fees (Notes 2 and 4)	811,141
Transfer agent fees (Note 4)	530,258
Shareholder reports (Note 4)	72,739
Legal fees	60,024
Registration fees	59,830
Audit and tax	35,200
Trustees’ fees	8,273
Insurance	4,507
Custody fees	4,204
Miscellaneous expenses	8,707
Total Expenses	2,870,588
NET INVESTMENT INCOME	2,215,963
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(8,747,506)
Change in Net Unrealized Appreciation/Depreciation From Investments	(48,933,378)
NET LOSS ON INVESTMENTS	(57,680,884)
DECREASE IN NET ASSETS FROM OPERATIONS	$(55,464,921)

See Notes to Financial Statements.

20	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED JANUARY 31,	2009	2008
OPERATIONS:
Net investment income	$2,215,963	$2,790,461
Net realized gain (loss)	(8,747,506)	57,392,579
Change in net unrealized appreciation/depreciation	(48,933,378)	(54,936,000)
Increase (Decrease) in Net Assets From Operations	(55,464,921)	5,247,040
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,401,556)	(2,857,547)
Net realized gains	—	(56,777,244)
Decrease in Net Assets From Distributions to Shareholders	(2,401,556)	(59,634,791)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	15,695,176	23,013,176
Reinvestment of distributions	2,315,085	56,206,943
Cost of shares repurchased	(47,911,926)	(67,225,337)
Increase (Decrease) in Net Assets From Fund Share Transactions	(29,901,665)	11,994,782
DECREASE IN NET ASSETS	(87,768,142)	(42,392,969)
NET ASSETS:
Beginning of year	231,671,130	274,064,099
End of year*	$143,902,988	$231,671,130
* Includes undistributed net investment income of:	$136,250	$255,886

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	21

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$16.46	$21.12	$21.06	$21.43	$21.59
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.20	0.27	0.28	0.23	0.24
Net realized and unrealized gain (loss)	(4.55)	0.37	1.62	0.23	0.61
Total income (loss) from operations	(4.35)	0.64	1.90	0.46	0.85
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.27)	(0.29)	(0.27)	(0.25)
Net realized gains	—	(5.03)	(1.55)	(0.56)	(0.76)
Total distributions	(0.21)	(5.30)	(1.84)	(0.83)	(1.01)
NET ASSET VALUE, END OF YEAR	$11.90	$16.46	$21.12	$21.06	$21.43
Total return[2]	(26.64)%	1.94%	9.60%[3]	2.20%[3]	4.05%[3]
NET ASSETS, END OF YEAR (000s)	$114,042	$179,496	$201,214	$221,736	$263,581
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.26%	1.20%	1.19%[4]	1.15%	1.18%
Net expenses	1.26	1.20	1.18 [4,5]	1.15	1.15 [5]
Net investment income	1.33	1.31	1.36	1.07	1.12
PORTFOLIO TURNOVER RATE	42%	79%	47%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 10 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners Social Awareness Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$16.53	$21.19	$21.14	$21.51	$21.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.04	0.06	0.08	0.05	0.07
Net realized and unrealized gain (loss)	(4.56)	0.37	1.61	0.24	0.61
Total income (loss) from operations	(4.52)	0.43	1.69	0.29	0.68
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.06)	(0.09)	(0.10)	(0.06)
Net realized gains	—	(5.03)	(1.55)	(0.56)	(0.76)
Total distributions	(0.06)	(5.09)	(1.64)	(0.66)	(0.82)
NET ASSET VALUE, END OF YEAR	$11.95	$16.53	$21.19	$21.14	$21.51
Total return[2]	(27.39)%	0.91%	8.45%[3]	1.34%[3]	3.25%[3]
NET ASSETS, END OF YEAR (000S)	$20,958	$39,401	$58,297	$75,702	$98,552
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.30%	2.23%	2.17%[4]	2.00%	1.99%
Net expenses	2.30	2.23	2.17 [4,5]	2.00	1.96 [5]
Net investment income	0.28	0.29	0.37	0.23	0.31
PORTFOLIO TURNOVER RATE	42%	79%	47%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 10 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$16.62	$21.28	$21.21	$21.57	$21.72
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.15	0.16	0.08	0.08
Net realized and unrealized gain (loss)	(4.58)	0.37	1.62	0.24	0.61
Total income (loss) from operations	(4.47)	0.52	1.78	0.32	0.69
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.15)	(0.16)	(0.12)	(0.08)
Net realized gains	—	(5.03)	(1.55)	(0.56)	(0.76)
Total distributions	(0.13)	(5.18)	(1.71)	(0.68)	(0.84)
NET ASSET VALUE, END OF YEAR	$12.02	$16.62	$21.28	$21.21	$21.57
Total return[2]	(27.06)%	1.32%	8.88%[3]	1.50%[3]	3.28%[3]
NET ASSETS, END OF YEAR (000s)	$8,888	$12,774	$14,553	$17,240	$20,983
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.87%	1.81%	1.83%[4]	1.87%	1.92%
Net expenses	1.87	1.81	1.79 [4,5]	1.87	1.88 [5]
Net investment income	0.73	0.71	0.75	0.35	0.39
PORTFOLIO TURNOVER RATE	42%	79%	47%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 10 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Partners Social Awareness Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.98
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.13
Net realized and unrealized loss	(4.08)
Total loss from operations	(3.95)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)
Total distributions	(0.13)
NET ASSET VALUE, END OF PERIOD	$11.90
Total return[3]	(24.80)%
NET ASSETS, END OF PERIOD (000s)	$15
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.03%[4]
Net expenses	1.03 [4]
Net investment income	1.81 [4]
PORTFOLIO TURNOVER RATE	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 24, 2008 (inception date) to January 31, 2009.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective February 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Partners Social Awareness Fund 2009 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JANUARY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$143,434,641	$97,901,685	$45,532,956	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Legg Mason Partners Social Awareness Fund 2009 Annual Report	27

Notes to financial statements continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$65,957	$(65,957)

(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed-income securities and losses from mortgage-backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which

28	Legg Mason Partners Social Awareness Fund 2009 Annual Report

applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2009, LMIS and its affiliates received sales charges of approximately $26,000 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$8,000	$2,000

*	Amount represents less than $1,000.

The Fund adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of January 31, 2009, the Fund had accrued $26,921 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$70,276,133	$9,202,585
Sales	85,911,663	22,788,950

At January 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 6,241,509
Gross unrealized depreciation	(28,098,435)
Net unrealized depreciation	$(21,856,926)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated

Legg Mason Partners Social Awareness Fund 2009 Annual Report	29

Notes to financial statements continued

at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$383,801	$362,123	$52,407
Class B	311,937	156,654	17,538
Class C	115,403	11,464	2,791
Class I1	—	17	3
Total	$811,141	$530,258	$72,739

[1]	For the period July 24, 2008 (inception date) to January 31, 2009.

5. Distributions to shareholders by class

	YEAR ENDED JANUARY 31, 2009	YEAR ENDED JANUARY 31, 2008
Net Investment Income:
Class A	$2,179,603	$2,610,660
Class B	126,892	145,550
Class C	94,896	101,337
Class I1	165	—
Total	$2,401,556	$2,857,547
Net Realized Gains:
Class A	—	$43,739,009
Class B	—	9,877,936
Class C	—	3,160,299
Class I1	—	—
Total	—	$56,777,244

[1]	For the period July 24, 2008 (inception date) to January 31, 2009.

6. Shares of beneficial interest

At January 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

30	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED JANUARY 31, 2009		YEAR ENDED JANUARY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	793,594	$11,940,277	876,871	$18,207,175
Shares issued on reinvestment	143,583	2,105,603	2,498,989	43,600,699
Shares repurchased	(2,259,364)	(34,073,815)	(1,998,074)	(41,429,144)
Net increase (decrease)	(1,322,187)	$(20,027,935)	1,377,786	$20,378,730
Class B
Shares sold	148,330	$2,204,859	138,212	$2,874,416
Shares issued on reinvestment	8,740	125,875	566,578	9,854,766
Shares repurchased	(786,706)	(11,868,305)	(1,072,322)	(22,360,886)
Net decrease	(629,636)	$(9,537,571)	(367,532)	$(9,631,704)
Class C
Shares sold	98,725	$1,530,040	95,453	$1,931,585
Shares issued on reinvestment	5,688	83,442	156,818	2,751,478
Shares repurchased	(133,326)	(1,969,806)	(167,671)	(3,435,307)
Net increase (decrease)	(28,913)	$(356,324)	84,600	$1,247,756
Class I1
Shares sold	1,242	$20,000	—	—
Shares issued on reinvestment	12	165	—	—
Net increase	1,254	$20,165	—	—

[1]	For the period July 24, 2008 (inception date) to January 31, 2009.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended January 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$2,401,556	$3,436,818
Net long-term capital gains	—	56,197,973
Total taxable distributions	$2,401,556	$59,634,791

As of January 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$221,642
Capital loss carryforward*	(6,417,979)
Other book/tax temporary differences(a)	(3,151,411)
Unrealized appreciation/(depreciation)(b)	(21,856,926)
Total accumulated earnings/(losses) — net	$(31,204,674)

Legg Mason Partners Social Awareness Fund 2009 Annual Report	31

Notes to financial statements continued

*	As of January 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
1/31/2017	$(6,417,979)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The

32	Legg Mason Partners Social Awareness Fund 2009 Annual Report

order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty

Legg Mason Partners Social Awareness Fund 2009 Annual Report	33

Notes to financial statements continued

to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of

34	Legg Mason Partners Social Awareness Fund 2009 Annual Report

funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003, as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class. Excluding the effect of the realized gains on these investments from ending net asset value per share,

Legg Mason Partners Social Awareness Fund 2009 Annual Report	35

Notes to financial statements continued

Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

12. Additional information

During the reporting period, turmoil due to the continuing credit crisis caused the financial markets to deteriorate. This led to certain regulatory and corporate events, which impacted certain investments of the Fund. On September 15, 2008, Lehman Brothers Holdings Inc. filed for Chapter 11 bankruptcy. The value of securities issued by Lehman Brothers, which were held by the Fund as of the end of the period have been adversely impacted.

36	Legg Mason Partners Social Awareness Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Social Awareness Fund, a series of Legg Mason Partners Equity Trust, as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Social Awareness Fund as of January 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 24, 2009

Legg Mason Partners Social Awareness Fund 2009 Annual Report	37

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the

38	Legg Mason Partners Social Awareness Fund

Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2008. The Fund performed better than the median for the one- and three-year periods, but performed below the median for the five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance

Legg Mason Partners Social Awareness Fund	39

Board approval of management and subadvisory agreements (unaudited) continued

continued to be competitive compared to the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management

40	Legg Mason Partners Social Awareness Fund

Fee was lower than the median of management fees paid by the other funds in the Expense Group, but slightly higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Partners Social Awareness Fund	41

Board approval of management and subadvisory agreements (unaudited) continued

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

42	Legg Mason Partners Social Awareness Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Social Awareness Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Social Awareness Fund	43

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

44	Legg Mason Partners Social Awareness Fund

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Social Awareness Fund	45

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

46	Legg Mason Partners Social Awareness Fund

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	146
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners Social Awareness Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

48	Legg Mason Partners Social Awareness Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Social Awareness Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2009:

Record date	3/28/2008	6/27/2008	9/29/2008	12/26/2008
Payable date	3/31/2008	6/30/2008	9/30/2008	12/29/2008
Ordinary income:
Qualified dividend income for individuals	84.49%	85.47%	85.47%	85.47%
Dividends qualifying for the dividends
received deduction for corporations	75.58%	72.32%	72.32%	72.32%
Interest from Federal obligations	5.37%	5.37%	5.37%	5.37%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from federal income taxes.

Please retain this information for your records.

50	Legg Mason Partners Social Awareness Fund

Legg Mason Partners Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment
Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy,

Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0912 3/09 SR09-773

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2008 and January 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,000 in 2008 and $147,200 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $33,500 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $16,600 in 2008 and $39,700 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-

year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: April 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: April 2, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: April 2, 2009